                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            WILLIAM H. SADLIER, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                                                WILLIAM H. SADLIER, INC.
- --------------------------------------------------------------------------------
                                                NOTICE OF
                                                ANNUAL MEETING OF
                                                SHAREHOLDERS
                                                JUNE 6, 1996

- --------------------------------------------------------------------------------

The Annual Meeting of Shareholders of William H. Sadlier, Inc., a New York corporation (the "Company"), will be held at The New York Athletic Club, Tenth Floor, 180 Central Park South, New York, New York, on Thursday, June 6, 1996, at 11:00 a.m., New York City time, to consider and act upon the following matters:
1.  The election of directors for the ensuing year; and
2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.
     The Board of Directors has fixed the close of business on Monday, April 22, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at such meeting.
     All shareholders are cordially invited to attend the meeting in person.
     In order that your stock may be represented at the meeting in case you are not personally present, please sign and date the enclosed proxy card and return it promptly in the accompanying addressed envelope.
     By order of the Board of Directors.

William S. Dinger
Secretary

New York, New York
April 22, 1996

                                                                               2
- --------------------------------------------------------------------------------
PROXY STATEMENT

- --------------------------------------------------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of William H. Sadlier, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 6, 1996, at The New York Athletic Club, Tenth Floor, 180 Central Park South, New York, New York, at 11:00 a.m., New York City time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. The Board of Directors knows of no matters which will be presented for consideration at the meeting other than those stated in the Notice of Meeting. However, if any other proper matters are brought before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters. Any shareholder may revoke his proxy at any time before the proxy is voted at the Annual Meeting. The Company's Annual Report for 1995 is enclosed.
     The mailing address of the principal executive office of the Company is 9 Pine Street, New York, New York 10005. It is anticipated that this Proxy Statement and the enclosed proxy will be first sent to shareholders on or about April 24, 1996.
     The enclosed proxy is solicited by the Board of Directors of the Company. A person giving the proxy has the power to revoke it at any time before it is exercised by giving written notice to the President of the Company.
The proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the shareholder with respect to the proposals listed thereon. If a choice is not made with respect to the proposals, the proxy will be voted for the election of directors, as described below.
     The expenses of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Company. In addition to solicitation by use of the mails, the Company may communicate with shareholders personally or by telephone, telegram or otherwise for the purpose of soliciting such proxies, but in such event no additional compensation will be paid to any person for such solicitation. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such brokers or nominees.

OUTSTANDING VOTING SECURITIES
As of April 22, 1996, the record date for the determination of shareholders entitled to vote at the meeting, there were 893,058 issued shares outstanding (and 6,942 shares issued and held in the treasury of the Company) of the common stock, par value $.25 per share (the "Common Stock"), of the Company. The Common Stock is the only voting stock of the Company. Each share of Common Stock outstanding at the close of business on April 22, 1996, will entitle the holder of record on such record date to one vote at the meeting.
ELECTION OF DIRECTORS
At the Annual Meeting, ten directors are to be elected to serve for the ensuing year or until their successors have been duly chosen and shall have qualified. It is intended that the enclosed proxy card will be voted for the election of the nominees listed below unless otherwise indicated therein. In the event that any nominee is unable or declines to serve as director at the time of the Annual Meeting, the shares represented by the proxies may be voted for such other person as may be determined by the holders of such proxies. The Board of Directors has no reason to believe, at this time, that the persons named will be unable or will decline to serve if elected.
     Information regarding the nominees for election as directors is furnished on the following page. Except as otherwise indicated, the principal occupations of the directors and nominees have not changed during the last five years.

                                                                               3
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

               Name and Age                                     Principal
                of Nominee                                      Occupation
- --------------------------------------------------------------------------------------------
Frank S. Dinger, 57                           Chairman of the Board and
                                              Chief Operating Officer
                                              of the Company (1)
- --------------------------------------------------------------------------------------------
William S. Dinger, 54                         President and Secretary
                                              of the Company (1)
- --------------------------------------------------------------------------------------------
Arthur McCauley, Jr., 55                      Chairman of the Board, President
                                              and Chief Executive Officer, the
                                              Norwalk Company, manufacturers
                                              of industrial compressors (1)(2)
- --------------------------------------------------------------------------------------------
William H. McKenna, 64                        Attorney (1)(3)
- --------------------------------------------------------------------------------------------
Robert M. Callagy, 57                         Senior Partner, Satterlee
                                              Stephens Burke & Burke LLP (4)
- --------------------------------------------------------------------------------------------
Henry E. Christel, 50                         Vice President and
                                              Treasurer of the Company
- --------------------------------------------------------------------------------------------
Most Rev. Edward K. Braxton, 51               Auxiliary Bishop of the Archdiocese of St.
                                              Louis, Official Theological Consultant
                                              of the Company (5)
- --------------------------------------------------------------------------------------------
Michael J. Gibbons, 57                        Managing Director,
                                              Morgan Guaranty Trust Company (6)
- --------------------------------------------------------------------------------------------
Rev. Donald Senior, 56                        Professor, Catholic Theological
                                              Union, Chicago (7)
- --------------------------------------------------------------------------------------------
Olga Villa Parra, 52                          Consultant (8)
- --------------------------------------------------------------------------------------------

               Name and Age                                     Director

                of Nominee                                 Continuously Since

- --------------------------------------------------------------------------------------------

Frank S. Dinger, 57                          1975

- --------------------------------------------------------------------------------------------

William S. Dinger, 54                        1976

- --------------------------------------------------------------------------------------------

Arthur McCauley, Jr., 55                     1973

- --------------------------------------------------------------------------------------------

William H. McKenna, 64                       1983

- --------------------------------------------------------------------------------------------

Robert M. Callagy, 57                        1988

- --------------------------------------------------------------------------------------------

Henry E. Christel, 50                        1988

- --------------------------------------------------------------------------------------------

Most Rev. Edward K. Braxton, 51              1991

- --------------------------------------------------------------------------------------------

Michael J. Gibbons, 57                       1991

- --------------------------------------------------------------------------------------------

Rev. Donald Senior, 56                       1991

- --------------------------------------------------------------------------------------------

Olga Villa Parra, 52                         1994

- --------------------------------------------------------------------------------------------


(1) Messrs. Frank S. Dinger and William S. Dinger are brothers. Messrs. McCauley and McKenna are brothers-in-law of Messrs. Frank S. Dinger and William S. Dinger.
(2) Mr. McCauley has been Chairman of the Board of Directors, President and Chief Executive Officer of the Norwalk Company since 1985.
(3) During at least the four years preceding December 31, 1993 Mr. McKenna served as Deputy District Attorney, Westchester County, New York.
(4) Mr. Callagy is a partner in the New York law firm of Satterlee Stephens Burke & Burke LLP. He joined the firm in 1967. Satterlee is engaged in the general practice of law and, among other specialties, is active in the representation of publishers, broadcasters, newspapers and magazines. Since 1987 the firm has provided legal counsel to the Company. The total amount of fees billed and paid during 1995 to the firm for legal services are commensurate with the fees normally charged by that firm to other of its clients.
(5) Bishop Braxton, Ph.D., S.T.D., Auxiliary Bishop of the Archdiocese of St. Louis since 1995, has been the Official Theological Consultant of the Company since 1986. He is a widely known pastoral theologian, a former Visiting Professor at the University of Notre Dame, the Catholic University of America, and Harvard Divinity School and was pastor of St. Catherine of Siena/ St. Lucy Church in Oak Park, Illinois, from 1991 until 1995.
(6) Mr. Gibbons has been with Morgan Guaranty Trust Company for 34 years. He was elected Senior Vice President of Morgan in 1987 and Managing Director in 1989.
(7) Fr. Senior, C.P., S.T.L., S.T.D., has been Professor of New Testament Studies at Catholic Theological Union in Chicago. He was Director of the school's Israel Study Program from 1980 until 1988, and President from 1988 until 1994.
(8) Ms. Villa Parra was Religion Division Program Associate, Lilly Endowment, Indianapolis, Indiana from 1991 to 1994, and Bilingual Resource Specialist, Bilingual Education Department, South Bend Community School Corporation, South Bend, Indiana, from 1989 to 1991. She has an extensive background in Catholic religious education and involvement with organizations working closely with Hispanic Catholics and their concerns.

                                                                               4
- --------------------------------------------------------------------------------
INFORMATION REGARDING
BENEFICIAL OWNERSHIP

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS
- --------------------------------------------------------------------------------

The following table sets forth certain information with respect to persons known to the Company to be the beneficial owners of more than five percent of the Common Stock of the Company as of April 22, 1996.

- --------------------------------------------------------------------------------

               (1) Title of                              (2) Name and Address of                 (3) Amount and Nature of
                   Class                                     Beneficial Owner                      Beneficial Ownership
- ---------------------------------------------------------------------------------------------------------------------------
Common Stock,                                 Cauldron Group Inc.(a)                           599,612 shares
par value                                     100 West Tenth St.                               owned beneficially
$.25 per share                                Wilmington, DE 19801                             and of record(a)
- ---------------------------------------------------------------------------------------------------------------------------
Common Stock,                                 Laifer Capital Management, Inc.                  65,200 shares
par value                                     45 West 45th Street                              owned beneficially(b)
$.25 per share                                New York, NY 10036
- ---------------------------------------------------------------------------------------------------------------------------

               (1) Title of                   (4) Percentage
                   Class                         of Class
- ---------------------------------------------------------------------------------------------------------------------------

Common Stock,                                67.0%
par value
$.25 per share
- ---------------------------------------------------------------------------------------------------------------------------

Common Stock,                                7.3%
par value
$.25 per share
- ---------------------------------------------------------------------------------------------------------------------------


(a) Cauldron Group Inc., a Delaware corporation ("Cauldron"), was organized in March, 1981 as a holding company for the Common Stock previously held by the late F. Sadlier Dinger and his sons, Frank S. Dinger and William S. Dinger, and daughters, Ann Dinger McKenna and Lauren Dinger McCauley. Lauren Dinger McCauley is the spouse of Arthur McCauley, Jr., a director of the Company. Ann Dinger McKenna is the spouse of William H. McKenna, a director of the Company. As a result of gifts, effective December 3, 1984, of voting shares of the capital stock of Cauldron previously owned by him, to each of his daughters-in-law, his sons-in-law and his grandchildren, F. Sadlier Dinger reduced his ownership of the voting shares of Cauldron to less than 50% of such outstanding shares and therefore Mr. Dinger no longer owned beneficially more than 50% of the 599,612 shares of the Company's Common Stock held by Cauldron. No individual owner of the voting shares of Cauldron owns a majority of such shares. The foregoing is based upon information contained in a Statement on Schedule 13-D filed with the Securities and Exchange Commission on April 6, 1981 and Amendment No. 1 thereto filed in December 21, 1984.
(b) Laifer Capital Management, Inc., a Delaware corporation ("Laifer"), is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Laifer is the beneficial owner of the shares, maintaining sole voting power with respect to 48,500 shares, sole dispositive power with respect to 43,400 shares and shared dispositive power with respect to 21,800 shares. The foregoing is based upon information contained in a Statement on Schedule 13G filed with the Securities and Exchange Commission on February 7, 1996.

                                                                               5
- --------------------------------------------------------------------------------

SECURITY OWNERSHIP
OF MANAGEMENT
- --------------------------------------------------------------------------------

The following table sets forth certain information as to the number of shares of the Company's Common Stock beneficially owned as of April 22, 1996 by all directors and nominees and by all directors and officers of the Company as a group. The information is based on information furnished by the persons concerned.

- --------------------------------------------------------------------------------

Name of Individual or                                          (1) Title of                      (2) Amount and Nature of
Number of Persons in Group                                        Class                            Beneficial Ownership
- ---------------------------------------------------------------------------------------------------------------------------
Frank S. Dinger                               Common Stock,                                    4,500 shares owned
                                              par value $.25 per share                         beneficially (a)
- ---------------------------------------------------------------------------------------------------------------------------
William S. Dinger                             Common Stock,                                    3,000 shares owned
                                              par value $.25 per share                         beneficially (a)
- ---------------------------------------------------------------------------------------------------------------------------
Arthur McCauley, Jr.                          Common Stock,                                    1,500 shares owned
                                              par value $.25 per share                         beneficially (a)
- ---------------------------------------------------------------------------------------------------------------------------
William H. McKenna                            Common Stock,                                    7,500 shares owned
                                              par value $.25 per share                         beneficially(a)
- ---------------------------------------------------------------------------------------------------------------------------
Robert M. Callagy                             Common Stock,                                    1,100 shares owned
                                              par value $.25 per share                         beneficially or of record
- ---------------------------------------------------------------------------------------------------------------------------
Henry E. Christel                             Common Stock,                                    1,000 shares owned
                                              par value $.25 per share                         beneficially and of record
- ---------------------------------------------------------------------------------------------------------------------------
Most Rev. Edward K. Braxton                   Common Stock,                                    No shares owned
                                              par value $.25 per share                         beneficially or of record
- ---------------------------------------------------------------------------------------------------------------------------
Michael J. Gibbons                            Common Stock,                                    No shares owned
                                              par value $.25 per share                         beneficially or of record
- ---------------------------------------------------------------------------------------------------------------------------
Rev. Donald Senior                            Common Stock,                                    No shares owned
                                              par value $.25 per share                         beneficially or of record
- ---------------------------------------------------------------------------------------------------------------------------
Olga Villa Parra                              Common Stock,                                    No shares owned
                                              par value $.25 per share                         beneficially or of record
- ---------------------------------------------------------------------------------------------------------------------------
All Officers and Directors                    Common Stock,                                    18,800 shares owned
as a group (15 persons                        par value $.25 per share                         beneficially and/or of
including those above)                                                                         record (a)
- ---------------------------------------------------------------------------------------------------------------------------

Name of Individual or                         (3) Percentage
Number of Persons in Group                       of Class
- ---------------------------------------------------------------------------------------------------------------------------

Frank S. Dinger                              0.5%

- ---------------------------------------------------------------------------------------------------------------------------

William S. Dinger                            0.3%

- ---------------------------------------------------------------------------------------------------------------------------

Arthur McCauley, Jr.                         0.2%

- ---------------------------------------------------------------------------------------------------------------------------

William H. McKenna                           0.8%

- ---------------------------------------------------------------------------------------------------------------------------

Robert M. Callagy                            0.1%

- ---------------------------------------------------------------------------------------------------------------------------

Henry E. Christel                            0.1%

- ---------------------------------------------------------------------------------------------------------------------------

Most Rev. Edward K. Braxton                  --

- ---------------------------------------------------------------------------------------------------------------------------

Michael J. Gibbons                           --

- ---------------------------------------------------------------------------------------------------------------------------

Rev. Donald Senior                           --

- ---------------------------------------------------------------------------------------------------------------------------

Olga Villa Parra                             --

- ---------------------------------------------------------------------------------------------------------------------------

All Officers and Directors                   2.1%
as a group (15 persons
including those above)
- ---------------------------------------------------------------------------------------------------------------------------


(a) For additional information, please refer to footnote (a) under "Security Ownership of Certain Beneficial Owners," above. Percentages are based on a total of 893,058 shares outstanding at April 22, 1996.

                                                                               6
- --------------------------------------------------------------------------------
INFORMATION REGARDING
COMPENSATION

- --------------------------------------------------------------------------------

The following table sets forth all cash compensation paid by the Company to each of the following executive officers of the Company, for services to the Company in all capacities (during the periods in which they served in such capacity) during the past three fiscal years.

- --------------------------------------------------------------------------------

                                                                        Annual Compensation
         SUMMARY COMPENSATION TABLE            ---------------------------------------------------------------------
              (a)                    (b)                (c)                     (d)                     (e)
           Name and                                                                                Other Annual
      Principal Position             Year            Salary(1)              Bonus(2)(3)           Compensation(4)
- --------------------------------------------------------------------------------------------------------------------
Frank S. Dinger                         1995                 255,562                  79,500                   5,704
Chairman of the Board and               1994                 226,500                   8,798                   5,000
Chief Operating Officer                 1993                 214,387                  36,259                   4,694
- --------------------------------------------------------------------------------------------------------------------
William S. Dinger                       1995                 255,562                  79,500                   5,022
President and Secretary                 1994                 226,500                   8,798                   4,392
                                        1993                 214,387                  35,917                   3,788
- --------------------------------------------------------------------------------------------------------------------
Henry E. Christel                       1995                 133,066                  13,902                      --
Vice President, Treasurer               1994                 123,975                   5,955                      --
                                        1993                 115,169                  22,021                      --
- --------------------------------------------------------------------------------------------------------------------
Dr. Gerard F. Baumbach                  1995                 130,092                  38,903                      --
Executive Vice President,               1994                 114,500                   5,762                      --
Publisher                               1993                  97,349                  21,322                      --
- --------------------------------------------------------------------------------------------------------------------
Joseph F. Brophy                        1995                 124,502                  38,735                      --
Executive Vice President                1994                 107,500                   5,292                      --
Sales                                   1993                  98,695                  21,470                      --
- --------------------------------------------------------------------------------------------------------------------
                                                   (i)
                                                All Other
                                              Compensation
- -------------------------------------------------------------------------------------------------------------------
Frank S. Dinger                                     --
Chairman of the Board and                           --
Chief Operating Officer                             --
- --------------------------------------------------------------------------------------------------------------------

William S. Dinger                                   --
President and Secretary                             --
                                                    --
- --------------------------------------------------------------------------------------------------------------------

Henry E. Christel                                   --
Vice President, Treasurer                           --
                                                    --
- --------------------------------------------------------------------------------------------------------------------

Dr. Gerard F. Baumbach                              --
Executive Vice President,                           --
Publisher                                           --
- --------------------------------------------------------------------------------------------------------------------

Joseph F. Brophy                                    --
Executive Vice President                            --
Sales                                               --
- --------------------------------------------------------------------------------------------------------------------


(1) Includes director's fees paid to certain executive officers for the years 1995, 1994 and 1993, respectively, as follows: Mr. F. Dinger $3,000, $18,000 and $33,000; Mr. W. Dinger $3,000, $18,000 and $33,000, and Mr. Christel $3,000,
$3,000 and $3,000.
(2) Participation in the 401(k) Plan, a contributory thrift and profit sharing plan, is available to substantially all employees, including officers, of the Company. The 401(k) Plan provides for salary reduction contributions and employer matching contributions of 50% of salary reduction contributions, limited to 3% of salary. In addition, each year the Board of Directors will determine the amount of any additional contribution, based upon the Company's results of operations and profitability. Employee accounts ordinarily become distributable upon disability, death, or retirement at or after age 65. Accounts are also distributable (subject to vesting of the Company's contribution over a period of six years of service and certain other conditions) in cases of termination of employment and of hardship. The amount in this column includes deferred compensation representing the Company's matching contributions and any contributions based upon the Company's results of operations and profitability under the 401(k) Plan for the years 1995, 1994 and 1993, respectively, as follows: Mr. F. Dinger $4,500, $4,500, and $6,259; Mr. W. Dinger $4,500, $4,500,
and $5,917; Mr. Christel $3,902, $3,629, and $4,521; Dr. Baumbach $3,903,
$3,435, and $3,822; and Mr. Brophy $3,735, $3,225, and $3,970.
(3) The amount includes an annual bonus for executive officers paid in 1995, 1994 and 1993, respectively, as follows: Mr. F. Dinger $75,000, $4,298, and $30,000; Mr. W. Dinger $75,000, $4,298, and $30,000; Mr. Christel $10,000,
$2,326, and $17,500; Dr. Baumbach $35,000, $2,327, and $17,500; and Mr. Brophy
$35,000, $2,067, and $17,500.
(4) The Company has a Split Dollar Life Insurance Plan for certain key executives and directors, including Messrs. Dinger and Dinger, both of which are in the face amount of $1,500,000. The Plan is designed to assist such persons in purchasing insurance protection for their families. Under the Life Insurance Plan, the Company makes interest-free advances of money to enable each executive to purchase a policy of insurance on his or her life. The insurance policy is assigned to the Company as security for the repayment of such advances. Upon the death of the insured, the Company is entitled to receive from the net proceeds payable under the policy the sum total of outstanding advances. The balance of the proceeds is distributed to the beneficiary named by the insured. The amounts reported in this column reflect the sum of those amounts reported on the respective recipient's W-2 form as imputed income and an identical matching amount paid to the employee as reimbursement for tax payments.

The Company has no option or stock appreciation right plans, nor has it had such a plan for the last ten years. The Company has not made any award of options or stock appreciation rights to any employees or directors. The Company has no long term incentive or stock appreciation rights plan or any pension plan other than as described in the Summary Compensation Table.

                                                                               7
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

INFORMATION REGARDING
BOARD OF DIRECTORS.
The Board of Directors of the Company held three meetings in 1995. Each director attended, in person or by telephone conference, all Board meetings held in 1995 and also all meetings of committees of which he or she was a member. Members of the Board of Directors received for their services $1,000 for each meeting of the Board of Directors attended, and other than Audit Committee meetings, for which Messrs. Arthur McCauley, Jr. and William H. McKenna each received $6,000 per meeting, members of the Board of Directors do not receive fees with respect to committee meetings attended. Ms. Lauren McCauley and Ms. Ann McKenna, who are the wives, respectively, of Messrs. McCauley and McKenna, and are also the sisters of Messrs. Frank S. Dinger and William S. Dinger, serve as regular consultants to the President, for which they each received a fee of $12,000 in 1995. The Board of Directors has a standing Executive Committee, an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee.
     The Executive Committee, which met six times during 1995, is composed of Messrs. Frank S. Dinger and William S. Dinger. The principal duties assigned to the Executive Committee are to make recommendations to the Board of Directors concerning such matters as directed by the Board of Directors and to take action, between meetings of the Board of Directors, on such matters as required for the proper and efficient functioning of the Company.
     The Compensation Committee, which met four times during 1995, meets at the convenience of the Board of Directors and makes recommendations to the Board of Directors concerning the compensation of the employees of the Company. Messrs.
F. Dinger and W. Dinger are the members of the Compensation Committee.
     The Audit Committee is composed of Messrs. McCauley, McKenna, F. Dinger, and W. Dinger. The principal duties assigned to the Audit Committee are to recommend to the Board of Directors the accounting firm to be selected as independent auditors of the Company, to meet with the Company's independent auditors after certification of the annual audit to discuss the auditors' comments thereon and on the Company's accounting methods and procedures and to bring to the attention of the Board of Directors such matters with respect to the Company's accounting methods and procedures as the Audit Committee deems appropriate. In performing such duties, the Audit Committee also monitors compliance by the Company with the recommendations made by the independent auditors and reviews with management and the independent auditors the adequacy of the Company's system of internal accounting controls. The Audit Committee met four times during 1995.
     The Company also maintains split dollar life insurance for directors Arthur McCauley, Jr. and William H. McKenna in the respective face amounts of $500,000 and $500,000 for their service on the Audit Committee. The plan pursuant to which this life insurance coverage is purchased permits an interest-free advance of money to enable such executive to purchase a policy of insurance. The insurance policy is assigned to the Company as security for the repayment of the premium advance. Upon the death of the insured, the Company is entitled to receive from the net proceeds payable under the policy the sum total of outstanding advances. The balance of the proceeds is distributed to the beneficiary named by the insured.

SHAREHOLDER PROPOSALS.
Any proposal which a shareholder of the Company intends to submit for consideration by the shareholders at the next Annual Meeting of Shareholders of the Company must be received by the Company by December 20, 1996. Any such proposals should be sent to the Secretary of the Company at 9 Pine Street, New York, New York 10005.

By order of the Board of Directors.

William S. Dinger
Secretary

________________________________________________________________________________

                            WILLIAM H. SADLIER, INC.

           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 6, 1996

     The undersigned hereby appoints Frank Sadlier Dinger, and William Sadlier Dinger and each of them, proxies with full power of substitution to vote for the undersigned at the Annual Meeting of Shareholders of William H. Sadlier, Inc., to be held at The New York Athletic Club, Tenth Floor, 180 Central Park South, New York, New York, on Thursday, June 6, 1996 at 11:00 a.m., New York City time, and at any adjournment thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


________________________________________________________________________________

/x/ Please mark your
    votes as in this
    example.

                   FOR     WITHHELD
1. Election of     / /       / /
   Directors
For, except vote withheld from the following nominee(s):

- -------------------------------------------------------

Nominees: (as set forth in the Proxy Statement accompanying the Notice of Annual Meeting):

Frank Sadlier Dinger, William Sadlier Dinger,
Arthur McCauley, Jr., William H. McKenna,
Robert M. Callagy, Henry E. Christel,
Most Rev. Edward K. Braxton, Michael J. Gibbons,
Rev. Donald Senior, Olga Villa Parra

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, UNLESS
AUTHORITY TO DO SO IS WITHHELD.

PLEASE SIGN AND MAIL IN THE ENCLOSED ENVELOPE.

The undersigned acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement.

SIGNATURE(S)                                               DATE
            -------------------------------------------         --------------
NOTE: Please sign exactly as name appears hereon.